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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                           Carbon Energy Corporation
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            (Exact name of Registrant as specified in its charter)

Colorado                                    84-1515097
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

1700 Broadway, Suite 1150                   Denver, Colorado 80290-1101
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(Address of Principal Executive Offices)                      (Zip Code)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                [_]

     Securities Act registration statement file number to which this form
relates: 333-89783               (if applicable)
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     Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                  Name of each exchange on which
          to be so registered                  each class is to be registered

Common Stock                               American Stock Exchange
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     Securities to be registered pursuant to Section 12(g) of the Act:

                                Not Applicable
          ----------------------------------------------------------
                               (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Our Capital Stock," commencing on page 88 of the Prospectus, included in the Registrant's Amendment No. 3 to Form S-4 Registration Statement, filed under the Securities Act of 1933 with the Securities and Exchange Commission on January 18, 2000, File No. 333-89783, as amended (the "Registration Statement") and is incorporated herein by reference.


ITEM 2.  EXHIBITS.

     No exhibits are being filed.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        CARBON ENERGY CORPORATION


DATE:   January 24, 2000                 BY:    /s/ Patrick R. McDonald
                                           --------------------------------
                                             Patrick R. McDonald
                                             President